SCHEDULE 14A INFORMATION
         Proxy Statement Pursuant to Section 14(a) of the
                 Securities Exchange Act of 1934

                       (Amendment No. ___)

Filed by the Registrant                      |X|
Filed by a Party other than the Registrant   |_|

Check the appropriate box:
|_|       Preliminary Proxy Statement
|_|       Confidential, for Use of the Commission
           Only (as permitted by Rule 14a-6(e)(2))
|X|       Definitive Proxy Statement
|_|       Definitive Additional Materials
|_|       Soliciting Materials Pursuant to Section 240.14a-12

                      ACM Income Fund, Inc.
   -----------------------------------------------------------
         (Name of Registrant as Specified In Its Charter)


   -----------------------------------------------------------
            (Name of Person(s) Filing Proxy Statement,
                  if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|       No fee required.
|_|       Fee computed on table below per Exchange Act Rules
          14a-6(i)(1) and 0-11.

          (1) Title of each class of securities to which transaction applies:

-----------------------------------------------------------
          (2) Aggregate number of securities to which transaction applies:

-----------------------------------------------------------
          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11
          (set forth the amount on which the filing fee is calculated and state how it was determined):

-----------------------------------------------------------
          (4) Proposed maximum aggregate value of transaction:

-----------------------------------------------------------
          (5) Total fee paid:

-----------------------------------------------------------

|_|  Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1) Amount Previously Paid:

         --------------------------------------------------

         (2) Form, Schedule or Registration Statement No.:

         --------------------------------------------------

         (3) Filing Party:

         --------------------------------------------------

         (4) Date Filed:

         --------------------------------------------------

Alliance Capital [Logo]

                                            ACM INCOME FUND, INC.
-----------------------------------------------------------------

1345 Avenue of the Americas, New York, New York 10105
Toll Free (800) 221-5672

-----------------------------------------------------------------

            NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         March 20, 2003

To the Stockholders of ACM Income Fund, Inc.:

          Notice is hereby given that the Annual Meeting of Stockholders (the "Meeting") of ACM Income Fund, Inc., a Maryland corporation (the "Fund"), will be held at the offices of the Fund, 1345 Avenue of the Americas, 33rd Floor, New York, New York, on Thursday, March 20, 2003 at 1:00 p.m., Eastern Time, for the following purposes, all of which are more fully described in the accompanying Proxy Statement dated February 26, 2003:

1. To elect two Directors of the Fund, each such Director to hold office for a term of three years and until his or her successor is duly elected and qualifies;

2. To act upon, if properly presented, a certain stockholder proposal; and

3. To transact such other business as may properly come before the Meeting.

          The Board of Directors has fixed the close of business on December 27, 2002 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting and any postponement or adjournment thereof. The enclosed proxy is being solicited on behalf of the Board of Directors of the Fund. Each stockholder who does not expect to attend the Meeting in person is requested to complete, date, sign and promptly return the enclosed proxy card.

                              By Order of the Board of Directors,


                              Edmund P. Bergan, Jr.
                              Secretary
New York, New York
February 26, 2003
-----------------------------------------------------------------
YOUR VOTE IS IMPORTANT

          Please indicate your voting instructions on the enclosed proxy card, sign and date it, and return it in the envelope provided, which needs no postage if mailed in the United States. Your vote is very important no matter how many shares you own. Please mark and mail your proxy promptly in order to save the Fund any additional expense of further proxy solicitation and in order for the Meeting to be held as scheduled.
-----------------------------------------------------------------
(R) This registered service mark used under license from the owner, Alliance Capital Management L.P.

                         PROXY STATEMENT

                      ACM INCOME FUND, INC.

                   1345 Avenue of the Americas
                     New York, New York 10105

                       -------------------

                  ANNUAL MEETING OF STOCKHOLDERS

                          March 20, 2003

                       -------------------

                           INTRODUCTION

          This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of ACM Income Fund, Inc., a Maryland corporation (the "Fund"), to be voted at the Annual Meeting of Stockholders of the Fund (the "Meeting") to be held at the offices of the Fund, 1345 Avenue of the Americas, 33rd Floor, New York, New York 10105, on Thursday, March 20, 2003 at 1:00 p.m., Eastern Time. The solicitation will be by mail and the cost will be borne by the Fund. The Notice of Meeting, this Proxy Statement and the accompanying proxy card are being mailed to stockholders on or about February 26, 2003.

          The Board of Directors has fixed the close of business on December 27, 2002 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting and at any postponement or adjournment thereof (the "Record Date"). The outstanding voting shares of the Fund as of the Record Date consisted of 225,724,280 shares of common stock, each share being entitled to one vote on each matter to come before the Meeting. All properly executed and timely received proxies will be voted at the Meeting in accordance with the instructions marked thereon or otherwise provided therein. Accordingly, unless instructions to the contrary are marked, proxies will be voted for the election of two Directors and against the stockholder proposal as described herein, if presented. Any stockholder may revoke his or her proxy at any time prior to the exercise thereof by giving written notice to the Secretary of the Fund at 1345 Avenue of the Americas, New York, New York 10105, by signing another proxy as of a later date or by personally voting at the Meeting.

     Properly executed proxies may be returned with instructions to abstain from voting or to withhold authority to vote (an "abstention") or may represent a broker "non-vote" (which is a proxy from a broker or nominee indicating that the broker or nominee has not received instructions from the beneficial owner or other person entitled to vote the shares on a particular matter with respect to which the broker or nominee does not have discretionary power to vote). The shares represented by abstentions or broker non-votes will be considered present for purposes of determining the existence of a quorum for the transaction of business but, not being votes cast, will have no effect on the outcome of proposals which require the affirmative vote of a majority or plurality of votes cast at the meeting. If any matter other than those mentioned above properly comes before the Meeting, the shares represented by proxies will be voted on all such proposals in the discretion of the person, or persons, holding the proxies.

          A quorum for the Meeting will consist of the presence in person or by proxy of the holders of a majority of the shares entitled to vote at the Meeting. Whether or not a quorum is present at the Meeting, if sufficient votes in favor of the position recommended by the Board of Directors on any proposal described in the Proxy Statement are not timely received, the persons named as proxies may, but are under no obligation to, with no other notice than announcement at the Meeting, propose and vote for one or more adjournments of the Meeting in order to permit further solicitation of proxies. The Meeting may be adjourned with respect to fewer than all of the proposals, and a stockholder vote may be taken on any one or more of the proposals prior to any adjournment if sufficient votes have been received for approval thereof. Shares represented by proxies indicating a vote contrary to the position recommended by the Board of Directors on a proposal will be voted against adjournment of the Meeting as to that proposal.

          The Fund will bear the cost of this Proxy Statement.
The Fund has engaged Georgeson Shareholder Communications
Corporation ("GSCC"), 17 State Street, New York, New York 10004, to assist the Fund in soliciting proxies for the Meeting. The
Fund will pay GSCC a fee of $15,000 for its services plus reimbursement of out-of-pocket expenses.

                      ELECTION OF DIRECTORS

          At the Meeting, two Directors will be elected to serve for terms of three years, and in each case, until his or her successor is duly elected and qualifies. The affirmative vote of a plurality of the votes cast at the Meeting is required to elect a Director. It is the intention of the persons named in the accompanying proxy card to nominate and vote in favor of the election of the nominees listed below.

          Pursuant to the Fund's Bylaws, the Board of Directors is divided into three classes. Subject in each case to the election and qualification of any successors, the terms of the members of Class Three will expire as of the Meeting, the terms of the members of Class One will expire as of the annual meeting of stockholders for the year 2004, and the terms of the members of Class Two will expire as of the annual meeting of stockholders for the year 2005. Upon expiration of the terms of the members of a class as set forth above, the terms of their successors in that class will continue until the third annual meeting of stockholders following the election of such Directors and until their successors are duly elected and qualify. Messrs. John H. Dobkin, Clifford L. Michel and Donald J. Robinson are currently the Directors constituting Class One; Messrs. David H. Dievler and William H. Foulk, Jr. and Dr. James M. Hester are currently the Directors constituting Class Two; and Mr. John D. Carifa and Ms. Ruth Block are currently the Directors constituting Class Three.

          Under the Board's classified structure, only those Directors in a single class may be replaced in any one year. It would require two years for the stockholders to replace a majority of the Board of Directors, although Maryland law provides that stockholders may remove Directors under certain circumstances even if they are not then standing for re-election, and, under regulations of the Securities and Exchange Commission (the "Commission"), appropriate stockholder proposals may be included in the Fund's annual proxy statement. This classified Board structure, which may be regarded as an "anti-takeover" provision, may make it more difficult for the Fund's stockholders to change the majority of Directors and, thus, has the effect of maintaining the continuity of management.

          The Board of Directors has nominated each of Mr. John
D. Carifa and Ms. Ruth Block for election as a Director of Class Three. Each nominee has consented to serve as a Director. The Board of Directors knows of no reason why either of these nominees would be unable to serve, but in the event either nominee is unable to serve or for good cause will not serve, the proxies received indicating a vote in favor of such nominee will be voted for a substitute nominee as the Board of Directors may recommend.

          Certain information concerning the Fund's Directors, including the nominees for election as Directors, is set forth below.

                                                                                                    Number of        Other
                                                                                                   Portfolios    Directorships
                                Year Term                                                              in           Held by
                                as a                                                              Fund Complex    Director or
                                Director     Years of   Principal Occupation(s), Including         Overseen by      Nominee
Name, Address and Age           Will Expire  Service*   Directorships Held, During Past 5 Years     Director
--------------------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR**

John D. Carifa, 57              Class           16      President, Chief Operating Officer and         114           None
1345 Avenue of the Americas,    Three                   a Director of Alliance Capital
New York, NY 10105              (2006++)                Management Corporation ("ACMC"), with
                                                        which he has been associated since
Chairman of the Board                                   prior to 1998.

--------------------------------------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS

Ruth Block +, 72                Class Three     16      Formerly an Executive Vice President           93            None
P.O. Box 4623                   (2006++)                and the Chief Insurance Officer of The
Stamford, CT 06903                                      Equitable Life Assurance Society of the
                                                        United States; Chairman and Chief
                                                        Executive Officer of Evlico; and a
                                                        Director of Avon, BP Amoco Corporation
                                                        (oil and gas), Ecolab, Inc. (specialty
                                                        chemicals), Tandem Financial Group and
                                                        Donaldson, Lufkin & Jenrette Securities
                                                        Corporation.

David H. Dievler +, 73          Class Two       16      Independent Consultant.  Until December        98            None
P.O. Box 167                    (2005)                  1994 he was Senior Vice President of
Spring Lake, NJ 07762                                   ACMC responsible for mutual fund
                                                        administration. Prior to joining ACMC in
                                                        1984 he was Chief Financial Officer of
                                                        Eberstadt Asset Management since 1968.
                                                        Prior to that he was Senior Manager at
                                                        Price Waterhouse & Co. Member of
                                                        American Institute of Certified Public
                                                        Accountants since 1953.

John H. Dobkin +, 60            Class One       16      Consultant.  He was formerly a Senior          94            None
P.O. Box 12                     (2004)                  Advisor from June 1999 - June 2000 and
Annandale, NY 12504                                     President (December 1989 - May 1999) of
                                                        Historic Hudson Valley (historic
                                                        preservation).   Previously, Director
                                                        of the National Academy of Design.
                                                        During 1988-92, he was Director and
                                                        Chairman of the Audit Committee of ACMC.

William H. Foulk, Jr. +, 70     Class Two        5      Investment Adviser and Independent             110           None
2 Sound View Drive              (2005)                  Consultant.  He was formerly Senior
Suite 100                                               Manager of Barrett Associates, Inc., a
Greenwich, CT 06830                                     registered investment adviser, with
                                                        which he had been associated since prior
                                                        to 1998. He was formerly Deputy
                                                        Comptroller of the State of New York
                                                        and, prior thereto, Chief Investment
                                                        Officer of the New York Bank for
                                                        Savings.

Dr. James M. Hester +, 78       Class Two       16      President of The Harry Frank Guggenheim        11           None
25 Cleveland Lane               (2005)                  Foundation, with which he has been
Princeton, NJ 08540                                     associated since prior to 1998.
                                                        Formerly President of New York
                                                        University and the New York Botanical
                                                        Garden. Formerly Rector of the United
                                                        Nations University and Vice Chairman of
                                                        the Board of the Federal Reserve Bank of
                                                        New York.

Clifford L. Michel +, 63        Class One       16      Senior Counsel of the law firm of              93        Placer Dome
15 St. Bernard's Road            (2004)                  Cahill Gordon & Reindel since February                   Inc.
Gladstone, NJ 07934                                     2001 and a partner of that firm for
                                                        more than 25 years prior thereto.  He
                                                        is President and Chief Executive
                                                        Officer of Wenonah Development Company
                                                        (investments) and a
                                                        Director of Placer Dome
                                                        Inc. (mining).

Donald J. Robinson +, 68        Class One        8      Senior Counsel to the law firm of              92            None
98 Hell's Peak Road              (2004)                  Orrick, Herrington & Sutcliffe LLP
Weston, VT 05161                                        since prior to 1998.  Formerly a senior
                                                        partner and a member of the Executive
                                                        Committee of that firm. He was also a
                                                        Member and Chairman of the Municipal
                                                        Securities Rulemaking Board and a
                                                        Trustee of the Museum of the City of New
                                                        York.

* "Years of Service" refers to the total number of years the Director has served as a Director.
** "Interested person," as defined in the Investment Company Act of 1940 (the "1940 Act"), of the Fund because of an affiliation with the Fund's investment adviser, Alliance Capital Management L.P. (the "Adviser").
+ Member of the Audit Committee and Nominating Committee of the Board of Directors of the Fund.
++   If re-elected at the Meeting.

          It is the policy of the Boards of Directors of all registered investment companies to which the Adviser provides investment advisory services, including the Fund (collectively, the "Alliance Fund Complex"), that each Director will invest specified minimum amounts, and (in the case of most of the Directors of the Fund) an overall total of at least $150,000, in shares of investment companies in the Alliance Fund Complex.

          The dollar range of the Fund's securities owned by each Director and the aggregate dollar range of securities owned in the Alliance Fund Complex is set forth below.

                                                                  Aggregate Dollar Range of Equity Securities in
                           Dollar Range of Equity Securities of   all Funds in the Alliance Fund Complex as of
                           the Fund as of December 31, 2002       December 31, 2002
-----------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR

John D. Carifa                            $10,001-$50,000         Over $100,000

DISINTERESTED DIRECTORS

Ruth Block                                $10,001-$50,000         Over $100,000

David H. Dievler                          $10,001-$50,000         Over $100,000

John H. Dobkin                            None                    Over $100,000

William H. Foulk, Jr.                     $10,001 - $50,000       Over $100,000

Dr. James M. Hester                       $10,001 - $50,000       Over $100,000

Clifford L. Michel                        $10,001 - $50,000       Over $100,000

Donald J. Robinson                        None                    Over $100,000

          As of December 31, 2002, the Directors and officers of the Fund as a group owned less than 1% of the shares of the Fund. During the Fund's most recently completed fiscal year, the Fund's Directors as a group did not engage in the purchase or sale of securities of the Adviser or of any of its parents or subsidiaries in an amount exceeding 1% of the relevant class of securities.

          During the fiscal year ended December 31, 2002, the Board of Directors met 9 times, the Audit Committee met 2 times and the Nominating Committee did not meet. Both the Audit Committee and the Nominating Committee are standing committees of the Board. The Nominating Committee was constituted for the purpose of selecting and nominating persons to fill any vacancies on the Board of Directors. The Nominating Committee does not consider for nomination candidates recommended by stockholders. The Fund does not have a Compensation Committee.

          In accordance with the listing standards of the New
York Stock Exchange, the members of the Audit Committee are independent as defined in Section 303.01(B)(2)(a) and (3) of the New York Stock Exchange Listed Company Manual.

          The Fund does not pay any fees to, or reimburse expenses of, any Director during a time when the Director is considered an "interested person" of the Fund, as defined in the 1940 Act. The aggregate compensation paid by the Fund to each of the Directors during its fiscal year ended December 31, 2002, the aggregate compensation paid to each of the Directors during the Fund's fiscal year 2002 by the Alliance Fund Complex and the total number of funds in the Alliance Fund Complex with respect to which each of the Directors serves as a director or trustee are set forth below. Neither the Fund nor any other investment company in the Alliance Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees.

                                                                                  Number of             Number of
                                                                                  Investment            Investment
                                                                               Companies in the     Portfolios within
                                                                                Alliance Fund       the Alliance Fund
                                                        Compensation from     Complex, including    Complex, including
                                                        the Alliance Fund      the Fund, as to       the Fund, as to
                                  Compensation from     Complex, including    which the Director    which the Director
                                 the Fund during its     the Fund, during      is a Director or      is a Director or
Name of Director                     Fiscal Year               2002                Trustee               Trustee
-------------------------------- --------------------- --------------------- --------------------- -------------------
INTERESTED DIRECTOR

John D. Carifa                            $-0-                  $-0-                   53                   114

DISINTERESTED DIRECTORS

Ruth Block                               $4,340              $192,600                   43                    93


David H. Dievler                         $4,340              $246,238                   48                    98


John H. Dobkin                           $4,340              $217,888                   45                    94


William H. Foulk, Jr.                    $4,340              $241,700                   49                   110


Dr. James M. Hester                      $8,680               $91,250                   11                    11


Clifford L. Michel                       $4,340              $201,950                   44                    93


Donald J. Robinson                       $4,340              $193,100                   43                    92

Officer Information

     Certain information concerning the Fund's officers is set forth below. The Fund's officers are elected annually by the Board of Directors to serve until his or her successor is duly elected and qualifies.

                               Position(s) - (Month and Year   Principal Occupation during the past
Name, Address and Age*         First Elected)                  5 years
----------------------------------------------------------------------------------------------------
John D. Carifa (57)            Chairman of the Board (12/94)   See Biography above.

Kathleen A. Corbert (42)       Senior Vice President (4/96)    An Executive Vice President of
                                                               ACMC,** with which she has been
                                                               associated since prior to 1998.

Andrew M. Aran (45)            Vice President (8/02)           A Senior Vice President of ACMC,**
                                                               with which he has been associated
                                                               since prior to 1998.

Paul J. DeNoon (40)            Vice President (3/93)           A Senior Vice President of ACMC,**
                                                               with which he has been associated
                                                               since prior to 1998.

Sean Kelleher (41)             Vice President (8/02)           A Senior Vice President of ACMC**
                                                               with which he has been associasted
                                                               since 1999.  Previously, a manager
                                                               of the MBS swaps desk at Deutsche
                                                               Bank since prior to 1998.

Michael L. Mon (33)            Vice President (4/00)           A Vice President of ACMC,** with
                                                               which he has been associated since
                                                               June 1999.  Prior thereto, he was a
                                                               portfolio manager at Brundage, Story
                                                               and Rose since prior to 1998.

Douglas J. Peebles (37)        Vice President (8/02)           A Senior Vice President of ACMC,**
                                                               with which he has been associated
                                                               since prior to 1998.

Michael A. Snyder (40)         Vice President (8/02)           A Senior Vice President of ACMC**
                                                               since May 2001.  Previously he was a
                                                               Managing Director in the high yield
                                                               asset management group at Donaldson,
                                                               Lufkin & Jenrette Corporation from
                                                               1998 to 2001, and a Managing
                                                               Director at Bear Stearns & Co. since
                                                               prior to 1998.

Edmund P. Bergan, Jr. (52)     Secretary (2/94)                A Senior Vice President and the
                                                               General Counsel of Alliance Fund
                                                               Distributors, Inc.** ("AFD") and
                                                               Alliance Global Investor Services,
                                                               Inc.** ("AGIS") since prior to 1998.

Mark D. Gersten (52)           Treasurer and Chief Financial   A Senior Vice President of AGIS**
c/o Alliance Global Investor   Officer (2/94)                  and Vice President of AFD,** with
Services, Inc.                                                 which he has been associated since
500 Plaza Drive                                                prior to 1998.
Secaucus, NJ  07094

Vincent S. Noto (38)           Controller (4/01)               A Vice President of AGIS,** with
c/o Alliance Global Investor                                   which he has been associated since
Services, Inc.                                                 prior to 1998.
500 Plaza Drive
Secaucus, NJ  07094

*    The address for each of the Fund's officers is 1345 Avenue of the Americas, New York, New York 10105, unless otherwise noted.
**   An affiliate of the Fund.

Audit Committee Report

          The Fund's Board of Directors has adopted a written charter for the Audit Committee. The purposes of the Fund's Audit Committee are set forth in the Fund's Audit Committee Charter. The role of the Audit Committee is to assist the Board of Directors in its oversight of the Fund's financial reporting process. As set forth in the Audit Committee Charter, management of the Fund is responsible for the preparation, presentation and integrity of the Fund's financial statements, the Fund's accounting and financial reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent accountants are responsible for auditing the Fund's financial statements and expressing an opinion as to their conformity with generally accepted accounting principles.

          The Audit Committee of the Board of Directors will normally meet three times during each full fiscal year with representatives of the independent accountants to discuss and review various matters as contemplated by the Audit Committee Charter. In the performance of its oversight function, the Audit Committee of the Fund has considered and discussed the audited financial statements with management and Ernst & Young, the Fund's independent auditor ("independent accountants" for purposes of this discussion). The Audit Committee has also discussed with the independent accountants the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as currently in effect. The Audit Committee also considered whether the provision by the Fund's independent accountants of non-audit services to the Fund, and of professional services to the Adviser and affiliates of the Adviser that provide services to the Fund, is compatible with maintaining the independent accountants' independence. Finally, the Audit Committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as currently in effect, and has discussed with the independent accountants their independence.

          The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not experts in the fields of auditing or accounting, including in respect of auditor independence. Members of the Audit Committee rely without independent verification on the information provided to them and on the representations made by management and the independent accountants. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not assure that the audits of the Fund's financial statements have been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Fund's accountants are in fact "independent".

          Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Audit Committee referred to above and in the Audit Committee Charter, the Audit Committee recommended to the Board of Directors of the Fund that the audited financial statements of the Fund be included in the Fund's annual report to stockholders for the most recent fiscal period.

Submitted by the Audit Committee of the Board of Directors

          Ruth Block                    Dr. James M. Hester
          David H. Dievler              Clifford L. Michel
          John H. Dobkin                Donald J. Robinson
          William H. Foulk, Jr.

Independent Auditors

          The Board of Directors of the Fund at a meeting held on October 23, 2002, approved by the vote cast in person of a majority of the Directors of the Fund, including a majority of the Directors who are not "interested persons" of the Fund, as defined in the 1940 Act, Ernst & Young LLP, independent auditors to audit the accounts of the Fund for the fiscal year ending December 31, 2003. In reliance on Rule 32a-4 under the 1940 Act, the Fund is not seeking stockholder ratification of the selection of its independent auditors. Representatives of Ernst & Young
LLP are expected to be present at the Meeting and to have the opportunity to make a statement and respond to appropriate questions from the stockholders.

          Ernst & Young LLP has audited the accounts of the Fund since the date of its commencement of operations, and has represented that it does not have any direct financial interest or any material indirect financial interest in the Fund.

Independent Auditor's Fees

          The following table sets forth the aggregate fees billed by the independent auditors for the Fund's most recent fiscal year for professional services rendered for: (i) the audit of the Fund's annual financial statements and the review of financial statements included in the Fund's reports to stockholders; (ii) financial information systems design and implementation services provided to the Fund, the Adviser and entities that control, are controlled by or under common control with the Adviser that provide services to the Fund; (iii) all other services provided to the Fund; and (iv) all other services provided to the Adviser and entities that control, are controlled by or under common control with the Adviser that provide services to the Fund ("Adviser Affiliates").

                                                     All                  All Other Fees
                   Financial Information          Other Fees          for Services Provided
                    Systems Design and           For Services           to the Adviser and
    Audit Fees      Implementation Fees      Provided to the Fund       Adviser Affiliates
-------------------------------------------------------------------------------------------
    $48,000             $0                        $28,746                   $417,000

          The Board of Directors unanimously recommends that the stockholders vote FOR the election of each of the foregoing nominees to serve as a Director of the Fund.

       STOCKHOLDER PROPOSAL RECOMMENDING TERMINATION OF THE
        INVESTMENT MANAGEMENT AGREEMENT AND OTHER ACTIONS

          An owner (the "proponent") of shares of the Fund has informed the Fund that he intends to present the proposal set forth below for action at the Meeting. The proponent's name and address will be furnished upon request by the Secretary of the Fund. The proponent has stated to the Fund that he personally owns 311.8135 shares of the Fund in a "Charles Schwab account", with a market value of at least $2,000, and that this ownership qualifies him to have his proposal included in this Proxy Statement. If properly presented at the meeting, adoption of this proposal requires the affirmative vote of a majority of the votes cast at the Meeting.

PROPONENT'S PROPOSAL

Resolved, that the shareholders of the ACM Income Fund, Inc., assembled in annual meeting in person and by proxy, recommend that the board of directors terminate the investment advisory agreement between ACM Income Fund and Alliance Capital Management, L.P. (The advisor) when the current agreement expires, and at such time solicit offers from selected investment advisors, including Alliance Capital Management, L.P., to evaluate the cost and the ability of the candidates to perform for the benefit of the shareholders.

At the same time, the board should make a comprehensive study of the cost of operating this Fund with a view to reducing compensation to any future fund manager.

In addition, the board should evaluate all proposals such as the rights offering dated November 16, 2001 to insure that in the future, the current shareholders are not adversely affected by any such proposal.

SUPPORTING STATEMENT

On November 16, 2001, the company sent a prospectus on an offering which essentially offered the present shareholders the opportunity to purchase one share of newly issued stock for each three shares held. The price for these shares turned out to be $7.03 per share. The NAV price on 12/21/01 was $8.26. The market price was $7.41. On 12/28/01 the NAV price dropped to $7.79, a loss of 47(cent) per share. Most of that, I am sure, can be attributed to the cost of making this offering.

On page 5 under "Risk Factors of the Offering," it is stated "You will incur immediate dilution as a result of this offering, which dilution could be substantial." It goes on to say dilution would be greater if you did not exercise your rights.

As a result of this offering, the company will benefit because more shares being outstanding will mean more management fees. Will the management fees be reduced? There is no indication of that. We, the shareholders pay, the management benefits.

In the year 2000, the assets of the fund jumped from $448,735,000 on December 31, 1999 to $1,390,592,000 on December 31, 2000.
Certain synergies must have taken place, but management costs remained at about 1.19 percent of the assets.

The following is an excerpt from the June 20, 2000 Wall Street
Journal, quoting Mr. John C. Bogle, former Chairman of the
Vangard Funds.

          The Investment Act of 1940 warns against organizing, operating, and managing funds in the interests of the investment advisors rather than in the interest of the shareholders, but that warning is not adequately heeded today. It is high time funds managers and independent directors as well as public officials, the media and the shareholders give these issues the attention they deserve.

A yes vote on this proposal will convey to the directors that they should exercise their moral and fiduciary responsibilities to protect the shareholders of the fund by judiciously scrutinizing every expense and every proposal recommended by the management of the fund. Please vote yes on this proposal.

Your Board of Directors unanimously opposes this stockholder proposal.

OPPOSING STATEMENT OF THE FUND

          The Adviser is responsible for the Fund's historically good performance and its current superior yield. The Fund's current yield is among the highest of any closed-end fund that invests primarily in government securities. In addition, the Fund's total investment return based on net asset value for the 3 year period ended November 30, 2002 was 11.28% compared with the Lehman Brothers Aggregate Bond Index return of 9.18% for the same period. The Adviser is a leading investment management firm and is one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios. Termination of the Fund's investment advisory agreement with the Adviser (the "Advisory Agreement") would sever the Fund's relationship with the Adviser, thus disrupting the Fund's investment program, necessitating extraordinary expenditures and creating a period of uncertainty that could substantially harm your investment.

          If the Advisory Agreement were terminated, the Fund would immediately lose the Adviser's services. If the Fund were to lose the Adviser's services, the Fund's investment program would be completely disrupted. Termination of the Advisory Agreement would likely lead to increased price volatility and could reduce or eliminate the current market premium. The Fund's market price would most likely be adversely affected. Moreover, it would be expensive and time-consuming to find a replacement investment adviser for the Fund, and these costs would be borne by the Fund. A new agreement with any adviser would require stockholder approval, which could only occur months after termination of the Advisory Agreement, and after considerable additional stockholder expense. During this time, your investment in the Fund could be substantially harmed and there is no guarantee that a new adviser would be able to deliver the high yield which the Fund now provides to its stockholders.

          The Board of Directors (the "Board") regularly evaluates all costs of operating the Fund, including compensation to the Adviser for its services. Your Board has determined, after careful deliberation, that the Fund's current advisory relationship with the Adviser is in the best interests of the Fund and its stockholders. In its review of the Fund's advisory relationship with the Adviser, the Board considered all information it deemed reasonably necessary to evaluate the terms of the Advisory Agreement. The principal areas of review were the nature and quality of the services provided by the Adviser and the reasonableness of the fees charged for those services. The Board also considered the Fund's performance, including the yield generated by the Fund's investment portfolio. In evaluating the Fund's advisory fees, the Board took into account not only the level of fees but also the demands, complexity and quality of the investment management of the Fund and the business reputation and financial resources of the Adviser. The Board concluded in light of a weighing and balancing of all factors, including the fees charged for services under the Advisory Agreement and the Fund's performance, that it was in the best interests of the Fund and its stockholders to continue the Fund's relationship with the Adviser.

          On October 4, 2001, the Board approved a rights offering for the Fund (the "Rights Offering") after determining that it was in the best interests of the Fund and its then existing stockholders to increase the Fund's assets available for investment, thereby allowing the Fund to take advantage of investment opportunities. In making its determination, the Board was advised by the Adviser that the availability of new capital would permit the Fund to take advantage of investment opportunities without being required to sell current portfolio positions that it desired to retain. The Board also took into account that a well-subscribed rights offering could result in an improvement in the liquidity of the trading market for the Fund's shares on the New York Stock Exchange and that the Rights Offering would give existing stockholders the opportunity to purchase shares of the Fund at a price below the then current market price and net asset value per share and might increase the level of market interest in the Fund. The Board based its determination solely on the potential benefits to the Fund and its stockholders and not on any potential benefits to the Adviser. In approving the Rights Offering, the Board also carefully considered the proposed terms and expenses of the Rights Offering and its dilutive effect on exercising and non-exercising stockholders. The potential benefits and potential risks to the Fund's stockholders were clearly disclosed in the prospectus for the Rights Offering. Potential benefits to the Adviser, including increased management fees as a result of the proceeds and increased income from the Rights Offering, were also clearly disclosed to stockholders in the prospectus.

          While it is true that the management fees paid to the Adviser did increase as a result of the proceeds and increased income from the Rights Offering, the Rights Offering did, in fact, provide a substantial benefit to the Fund's stockholders. The dividend per share payable by the Fund increased from $0.07 in the month prior to the Rights Offering to $0.0825 in February 2002 following the Adviser's investment of the proceeds of the Rights Offering. This $0.0825 dividend rate remained until February 25, 2003 when the dividend was decreased to $0.0725. Based on the Fund's net asset value as of February 13, 2003, and assuming the new dividend rate of $0.0725, the Fund's yield would be 11.01%. In addition to the increase in the dividend, since the conclusion of the Rights Offering the market price of the Fund's shares has risen substantially from $7.41 on December 21, 2001 to $8.38 on February 13, 2003, and the Fund has generally traded at a significant premium to net asset value. Immediately prior to the announcement of the Rights Offering on October 3, 2001, the market premium on the Fund's shares was 4.18%. As of February 13, 2003, the premium on the Fund's shares was 6.08%.

          The Board believes that termination of the Fund's investment management agreement with Alliance is not in the best interests of the Fund and its stockholders and, therefore, the Board strongly and unanimously opposes the stockholder proposal.

          Your Board of Directors unanimously recommends that you vote AGAINST this stockholder proposal.

                INFORMATION CONCERNING THE FUND'S
               INVESTMENT ADVISER AND ADMINISTRATOR

          The Fund's investment adviser is Alliance Capital Management L.P., with principal offices at 1345 Avenue of the Americas, New York, New York 10105. The Fund's administrator is UBS Global Asset Management, with principal offices at 51 West 52nd Street, New York, New York 10019.

Section 16(a) Beneficial Ownership Reporting Compliance

          Section 30(h) of the 1940 Act and the rules under
Section 16 of the Securities Exchange Act of 1934 require that the Directors and officers of the Fund and the Directors of ACMC, among others, file with the Commission and the New York Stock Exchange initial reports of ownership and reports of changes in ownership of shares of the Fund. For the fiscal year ended December 31, 2002, all such reports were timely filed.

                          OTHER MATTERS

          Management of the Fund does not know of any matters properly to be presented at the Meeting other than those mentioned in this Proxy Statement. If any such matters properly come before the Meeting, the shares represented by proxies will be voted with respect thereto in the discretion of the person or persons holding the proxies.

                STOCKHOLDER PROPOSALS FOR THE NEXT
                  ANNUAL MEETING OF STOCKHOLDERS

          Proposals of stockholders intended to be presented at the next annual meeting of stockholders of the Fund must be received by the Fund by October 29, 2003 for inclusion in the Fund's proxy statement and proxy card relating to that meeting. The submission by a stockholder of a proposal for inclusion in the proxy statement does not guarantee that it will be included. Stockholder proposals are subject to certain requirements under the federal securities laws and the Maryland General Corporation Law and must be submitted in accordance with the Fund's Bylaws.

          The persons named as proxies for the 2004 Annual Meeting of Stockholders will, with respect to proxies in effect at that meeting, have discretionary authority to vote on any matter presented by a stockholder for action at that meeting unless the Fund receives notice of the matter by January 10, 2003 (or such earlier date as may be specified in an advance notice provision, if any, in the Fund's Bylaws). If the Fund receives such timely notice, these persons will not have this authority except as provided in the applicable rules of the Commission.

                     REPORTS TO STOCKHOLDERS

          The Fund will furnish each person to whom this Proxy Statement is delivered with a copy of the Fund's latest annual report to stockholders upon request and without charge. To request a copy, please call Alliance Global Investor Services, Inc. at (800) 227-4618 or contact Gary Beckham at Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York 10105.

                              By Order of the Board of Directors,


                              Edmund P. Bergan, Jr.
                              Secretary
February 26, 2003
New York, New York

                                TABLE OF CONTENTS

                                                             Page

INTRODUCTION....................................................1

ELECTION OF DIRECTORS...........................................2

STOCKHOLDER PROPOSAL RECOMMENDING TERMINATION OF THE
INVESTMENT MANAGEMENT AGREEMENT AND OTHER ACTIONS..............11

INFORMATION CONCERNING THE FUND'S INVESTMENT ADVISER AND
ADMINISTRATOR..................................................14

OTHER MATTERS..................................................15

STOCKHOLDER PROPOSALS FOR THE NEXT ANNUAL MEETING OF
STOCKHOLDERS...................................................15

REPORTS TO STOCKHOLDERS........................................15

                      ACM Income Fund, Inc.

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                    [LOGO OF ALLIANCE CAPITAL]
                 Alliance Capital Management L.P.

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NOTICE OF ANNUAL MEETING
OF STOCKHOLDERS AND
PROXY STATEMENT
February 26, 2003

                                                       Appendix A

            PROXY     ACM INCOME FUND, INC.     PROXY

          PROXY IN CONNECTION WITH THE ANNUAL MEETING OF
            STOCKHOLDERS TO BE HELD ON MARCH 20, 2003

   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                           OF THE FUND.

     The undersigned stockholder of ACM Income Fund, Inc., a Maryland corporation (the "Fund"), hereby appoints Carol H. Rappa and Christina A. Santiago, or either of them, as proxies for the undersigned, each with full power of substitution, to attend the Annual Meeting of Stockholders of the Fund (the "Annual Meeting") to be held at 1:00 p.m., Eastern Time, on March 20, 2003, at the offices of the Fund, 1345 Avenue of the Americas, 33rd Floor, New York, New York 10105, and any postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned at the Annual Meeting with all powers possessed by the undersigned if personally present at such Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and accompanying Proxy Statement, revokes any proxy heretofore given with respect to such Annual Meeting and hereby instructs said proxies to vote said shares as indicated on the reverse side hereof.

     The Board of Directors knows of no reason why any of the nominees for the Board of Directors would be unable to serve, but in the event any nominee is unable to serve or for good cause will not serve, the proxies received indicating a vote in favor of such nominee will be voted for a substitute nominee as the Board of Directors may recommend.

             Please refer to the Proxy Statement for
             a discussion of each of the Proposals.

     IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS INSTRUCTED ON THE REVERSE SIDE HEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO
INSTRUCTION IS GIVEN, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" THE ELECTION OF EACH NOMINEE FOR DIRECTOR, "AGAINST" THE STOCKHOLDER PROPOSAL AS DESCRIBED IN THE PROXY STATEMENT FOR THE ANNUAL MEETING, IF PROPERLY PRESENTED,
AND IN THE DISCRETION OF THE PROXY HOLDERS(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

Please sign this proxy exactly as your name(s) appear(s) on the records of the Fund. Joint owners should each sign personally. Trustees and other representatives should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation or another entity, the signature should be that of an authorized officer who should state his or her full title.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN
  THIS PROXY CARD PROMPTLY. YOU MAY USE THE ENCLOSED ENVELOPE.

HAS YOUR ADDRESS CHANGED?                    DO YOU HAVE ANY COMMENTS?

-----------------------------------          -----------------------------------
-----------------------------------          -----------------------------------
-----------------------------------          -----------------------------------

                      ACM INCOME FUND, INC.


                                       Please mark votes as in this example: /x/

Your Board of Directors urges you to vote "FOR" the election of all Nominees.

                                                             Withhold
                                                  For All    From All
1. Election of Directors                          Nominees   Nominees

         Class Three Directors                    |_|        |_|
         (terms expire 2006).

            Mr. John D. Carifa
            Ms. Ruth Block                        |_| __________________________
                                                      For all nominees except as
                                                      noted above.

NOTE:  If you do not wish your shares voted "FOR" a particular
       Nominee, mark the "For All Except" box and strike a line through the name(s) of such Nominee(s). Your shares will be voted for the remaining Nominee(s).

Your Board of Directors urges you to vote "Against" this stockholder proposal.

2.   To approve, if properly presented,           For        Against     Abstain
     a stockholder proposal as
     described in the Proxy                       |_|        |_|         |_|
     Statement for the Annual
     Meeting

3. To vote and otherwise represent the undersigned on any other matter that may properly come before the meeting or any adjournment or postponement thereof in the discretion of the Proxy holder(s), all as more fully described in the accompanying Proxy Statement.

              MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT /   /

   Please be sure to sign, date and return this Proxy promptly.
                You may use the enclosed envelope.

Dated:

_________________, 2003


                                       --------------------------
                                       Signature


                                       --------------------------
                                       Signature, if held jointly

00250.0065 #373978v4